INCOME TAXES	9 Months Ended
Sep. 30, 2021
INCOME TAXES
INCOME TAXES

7.    INCOME TAXES

Loss before provision for income taxes are $21.5 million and $15.3 million for the years ended December 31, 2020 and 2019, respectively. The Company did not incur any income tax provision for the years ended December 31, 2020 and 2019.

A reconciliation of the federal statutory rate of 21% to the Company’s effective tax rate is as follows:

	Years Ended December 31,
	2020	2019
U.S. federal tax benefit at statutory rate	21.00%	21.00%
State income taxes, net of federal benefit	7.84%	7.40%
Non-deductible expenses and other	(0.16)%	(1.04)%
Share-based compensation	(0.95)%	(1.01)%
Research and development credits	0.79%	1.07%
Change in valuation allowance, net	(28.52)%	(27.42)%
Effective tax rate	—%	—%

For the years ended December 31, 2020 and 2019, the Company’s effective tax rate differs from the amount computed by applying the statutory federal and state income tax rates to net loss before income tax, primarily as the result of state income taxes, R&D credits and changes in the Company’s valuation allowance.

	Balance at
(in thousands)	beginning	Charges to		Balance at
Valuation Allowance	of period	expenses	Deductions	end of period
Year ended December 31, 2020	$(7,278)	$(6,147)	$—	$(13,425)
Year ended December 31, 2019	(3,096)	(4,182)	—	(7,278)

The components of the Company’s net deferred tax assets and liabilities as of December 31, 2020 and 2019 are as follows (in thousands):

	As of December 31,
	2020	2019
Deferred tax assets:
Net operating loss	$12,798	$6,961
Stock based compensation	—	—
Other accruals	77	73
Credit carryforwards	1,426	796
Total deferred tax assets	14,301	7,830
Valuation Allowance	(13,425)	(7,278)
Total deferred tax assets after valuation allowance	$876	$552
Deferred tax liability
Fixed Assets and liability	(876)	(552)
Net deferred tax assets	$—	$—

Due to its history of operating losses, the Company has not recorded any income tax expense for the years ended December 31, 2020 and 2019.

Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. The Company could not conclude that it was more likely than not that tax benefits from operating losses would be realized and, accordingly, has provided a full valuation allowance against its deferred tax assets. The valuation allowance as of December 31, 2019 was $7.3 million, which increased to $13.4 million for the year ended December 31, 2020. The increase in the valuation allowance is primarily due to current year losses and research credits.

As of December 31, 2020 and 2019, the Company has U.S. federal net operating loss carryforwards of $45.8 million and $25.1 million respectively, and state net operating loss carryforward of $47.2 million and $25.6 million respectively, which begin to expire in 2036 for federal and state purposes. Approximately $41.8 million of the federal net operating losses included above can be carried forward indefinitely. As of December 31, 2020 and 2019, the Company has U.S. federal research credit carryforwards of $1.2 million and $0.6 million respectively, and state research credit carryforwards of $1.5 million and $0.9 million respectively. The federal tax credit carryforwards will begin to expire in 2037, if not utilized. The state credit carryforwards do not expire.

The Company has not performed a Section 382 study to determine whether it had experienced a change in ownership and, if so, whether the tax attributes (NOLs or credits) were impaired. Under Section 382 of the Internal Revenue Code of 1986, as amended, the Company’s ability to utilize NOL or other tax attributes, such as research tax credits, in any taxable year, may be limited if the Company has experienced an “ownership change.” Generally, a Section 382 ownership change occurs if there is a cumulative increase of more than 50 percentage points in the stock ownership of one or more stockholders or groups of stockholders who owns at least 5% of a corporation’s stock within a specified testing period. Similar rules may apply under state tax laws.

A reconciliation of the beginning and ending balance to total unrecognized tax position is as follows (in thousands):

	As of December 31,
	2020	2019
Unrecognized tax benefits, beginning of year	$614	$225
Increases related to prior year tax provisions	—	—
Increase related to current year tax provisions	414	389
Unrecognized tax benefits, end of year	$1,028	$614

The Company recognizes interest and penalties related to income tax matters as a component of income tax expense. As of December 31, 2020, there was no accrued interest or penalties related to uncertain tax positions. None of the unrecognized tax benefits would impact the effective tax rate if realized. The Company does not expect the unrecognized tax benefits to significantly change in the next twelve months.

The Company reports income taxes in accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) 740, Income Taxes, which requires an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, as well as net operating loss and tax credit carryforwards. Deferred tax amounts are determined by using the enacted tax rates expected to be in effect when the temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance reduces the deferred tax assets to the amount that is more likely than not to be realized.

The Company files income tax returns in the U.S. and various state jurisdictions. The U.S. and state jurisdictions have statutes of limitations that generally range from three to five years. Due to the Company’s net losses, substantially all of its federal, state and local income tax returns are subject to examination for federal and state purposes since inception. The Company is not currently under examination for federal or state income tax purposes.

In March 2020, the “Coronavirus Aid, Relief and Economic Security (CARES) Act” (the “Act”) was signed into law. The Act includes provisions relating to refundable payroll tax credits, deferment of the employer portion of certain payroll taxes, net operating loss carryback periods, alternative minimum tax credit refunds, modifications to the net interest deduction limitations and technical corrections to tax depreciation methods for qualified improvement property. As of December 31, 2020, the Company expects that these provisions will not have a material impact as the Company has no net operating losses or AMT credits that would fall under these provisions.

The Company reported losses for the nine month periods ended September 30, 2021 and 2020 and maintained a full valuation allowance for the quarter ending September 30, 2021. Accordingly the Company did not record income tax expense. The Company’s tax loss carryforwards generated during the nine month periods ended September 30, 2021 and 2020 would differ from its reported financial statement losses for permanently nondeductible items such as stock-based compensation and other permanent items. In addition the Company generated additional federal and state research credits during the quarters.